Noncontrolling Interest	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
Noncontrolling Interest	Noncontrolling Interest
Noncontrolling interest represents the portion of a majority-owned subsidiary’s net income and equity that is owned by noncontrolling shareholders.
The following tables reflect the Company’s percentage ownership of its businesses, as of December 31, 2018, 2017 and 2016 and related noncontrolling interest balances as of December 31, 2018 and 2017:

	% Ownership (1) December 31, 2018		% Ownership (1) December 31, 2017		% Ownership (1) December 31, 2016
	Primary	Fully Diluted	Primary	Fully Diluted	Primary	Fully Diluted
5.11 Tactical	97.5	88.7	97.5	85.5	97.5	85.1
Ergobaby	81.9	76.4	82.7	76.6	83.5	76.9
Liberty	88.6	85.2	88.6	84.7	88.6	84.7
Velocity	99.2	91.0	98.8	89.2	n/a	n/a
ACI	69.4	69.2	69.4	69.2	69.4	69.3
Arnold	96.7	79.4	96.7	84.7	96.7	84.7
Foam Fabricators	100.0	91.5	N/a	N/a	N/a	N/a
Sterno	100.0	88.9	100.0	89.5	100.0	89.5

(1)	The principal difference between primary and fully diluted percentages of our operating segments is due to stock option issuances of operating segment stock to management of the respective business.

	Noncontrolling Interest Balances
(in thousands)	December 31, 2018	December 31, 2017
5.11 Tactical	$9,873	$8,003
Velocity	2,524	1,374
Ergobaby	25,362	23,416
Liberty	3,342	3,247
ACI	(1,236)	(5,850)
Arnold	1,176	1,368
Foam Fabricators	848	—
Sterno	(2,067)	2,045
Allocation Interests	100	100
	$39,922	$33,703

The Company's businesses had the following transactions with minority shareholders during the years ended December 31, 2018, 2017 and 2016:
Sterno Recapitalization
In January 2018, the Company completed a recapitalization at Sterno whereby the Company entered into an amendment to the intercompany loan agreement with Sterno (the "Sterno Loan Agreement"). The Sterno Loan Agreement was amended to (i) provide for term loan borrowings of $57.7 million to fund a distribution to the Company, which owned 100% of the outstanding equity of Sterno at the time of the recapitalization, and (ii) extend the maturity dates of the term loans. In connection with the recapitalization, Sterno's management team exercised all of their vested stock options, which represented 58,000 shares of Sterno. The Company then used a portion of the distribution to repurchase the 58,000 shares from management for a total purchase price of $6.0 million. In addition, Sterno issued new stock options to replace the exercised options, thus maintaining the same percentage of fully diluted non-controlling interest that existed prior to the recapitalization.
ACI Recapitalization
During the second quarter of 2016, the Company completed a recapitalization at ACI whereby the Company entered into an amendment to the intercompany debt agreement with ACI (the "ACI Loan Agreement"). The ACI loan agreement was amended to provide for additional term loan borrowings of $61.0 million to fund a cash distribution to shareholders totaling $60.1 million. Minority interest shareholders of Advanced Circuits, including certain members of management at Advanced Circuits, received total distribution proceeds of $18.4 million. The Company used cash on hand to fund the distribution to minority shareholders.
Liberty Recapitalization
During the first quarter of 2016, the Company completed a recapitalization at Liberty whereby the Company entered into an amendment to the intercompany loan agreement with Liberty (the “Liberty Loan Agreement”). The Liberty Loan Agreement was amended to (i) provide for term loan borrowings of $38.0 million and revolving credit facility borrowings of $5.0 million to fund cash distributions totaling $35.3 million to its shareholders, including the Company, and (ii) extend the maturity dates of the term loans and revolving credit facility. Liberty’s noncontrolling shareholders received approximately $5.3 million in distributions as a result of the recapitalization. Immediately prior to the recapitalization, management exercised stock options for 75,095 shares of Liberty common shares, resulting in net proceeds from stock options at Liberty of $3.8 million. Liberty recognized $0.3 million in compensation expense related to the accelerated vesting of a portion of management's stock options at the time of exercise. The Company then purchased $1.5 million in Liberty common shares from members of Liberty management, resulting in Liberty's noncontrolling shareholders holding 11.4% of Liberty's outstanding shares subsequent to the recapitalization. The purchase of the Liberty common stock from noncontrolling shareholders and issuance of Liberty common stock related to the exercise of stock options by noncontrolling shareholders were at fair value and resulted in no change in control of Liberty. The difference between the consideration paid for the noncontrolling interest and the adjustment to the carrying amount of the Company's noncontrolling interest in Liberty was recognized in the Company's equity. Subsequent to the purchase of Liberty common shares and the exercise of the options, the Company owns 88.6% of Liberty on a primary basis and 84.7% on a fully diluted basis.
Ergobaby Share Issuance
In connection with the Ergobaby acquisition of Baby Tula in May 2016, Ergobaby issued shares of their stock valued at $8.2 million to the selling shareholders (refer to "Note C - Acquisition of Businesses" for the methodology used to determine the value of the shares at issuance). Subsequent to the issuance of the shares, the Company's ownership interest in Ergobaby was 77.9% on a primary basis and 71.2% on a fully diluted basis.
Ergobaby Share Repurchase
In June 2016, Ergobaby repurchased 77,425 shares of Ergobaby common stock from certain noncontrolling shareholders for a total purchase price of $15.4 million. Ergobaby financed the repurchase of shares with an increase to the intercompany debt facility with the Company. The difference between the consideration paid for the noncontrolling interest and the adjustment to the carrying amount of the Company's noncontrolling interest in Ergobaby was recognized in the Company's equity. Subsequent to the repurchase, the Company's ownership interest in Ergobaby was 83.9% on a primary basis and 76.2% on a fully diluted basis. The repurchased shares have been accounted for as treasury shares by Ergobaby.
Ergobaby Share Issuance and Share Repurchase
In December 2016, an Ergobaby employee exercised stock options resulting in the issuance of 10,989 shares of Ergobaby common stock. Ergobaby then repurchased 6,204 of these shares from the employee for a total purchase price of $1.4 million. The difference between the consideration paid for the noncontrolling interest and the adjustment to the carrying amount of the Company's noncontrolling interest in Ergobaby was recognized in the Company's equity. Subsequent to the option exercise and repurchase, the Company's ownership interest in Ergobaby was 83.5% on a primary basis and 76.9% on a fully diluted basis. The repurchased shares have been accounted for as treasury shares by Ergobaby.